AMENDMENT NUMBER ONE
                                     to the

                         POOLING AND SERVICING AGREEMENT
                                 Series 2003-RS8
                          Dated as of September 1, 2003
                                      among
               RESIDENTIAL FUNDING CORPORATION, as Master Servicer
             RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as Depositor
                                       and
                         JPMORGAN CHASE BANK, as Trustee


        This AMENDMENT NUMBER ONE is made and entered into this 21st day of October 2003, by and among RESIDENTIAL FUNDING CORPORATION, as the master servicer (the "Master Servicer"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (the "Depositor"), and JPMORGAN CHASE BANK, as the trustee (the "Trustee"), in connection with the Pooling and Servicing Agreement dated as of September 1, 2003 among the above mentioned parties (the "Agreement"), and the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RS8. This amendment is made pursuant to Section 11.01(a)(ii) of the Agreement.

        1. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

        2. Section 1.01 of the Agreement is hereby amended effective as of the date hereof by deleting the definition of "Class A-I-7 Pro Rata Distribution Amount" in its entirety and replacing it with the following:

For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-I-7 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A-I-1 Certificates through Class A-I-8 Certificates immediately prior to that Distribution Date and (y) the Class A-I Principal Distribution Amount for that Distribution Date.

        3. Except as amended above, the Agreement shall continue to be in full force and effect in accordance with its terms.

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        IN WITNESS WHEREOF, the Master Servicer,  the Depositor and the Trustee,
have caused their duly authorized representatives to execute and deliver this instrument as of the date first above written.

RESIDENTIAL FUNDING CORPORATION,
as Master Servicer


By:/s/ Diane Wold
Name: Diane Wold
Title:   Managing Director


RESIDENTIAL ASSET MORTGAGE PRODUCTS,
INC.,
as Depositor


By:/s/ Michael Mead
Name: Michael Mead
Title:   Vice President


                              JPMORGAN CHASE BANK,
as Trustee


By:/s/ Aranka R. Paul
Name: Aranka R. Paul
Title:   Assistant Vice President

                        -2-

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